Exhibit 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Royale Globe Holding Inc., a Nevada corporation (the “Company”), on Form 10-Q for the quarter ended July 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ho Shih Khiam, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 18, 2015	By:	/s/ Ho Shih Khiam
	Name:	Ho Shih Khiam
	Title:	Chief Executive Officer (Principal Executive Officer)